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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                  FORM 8-K/A

                       AMENDMENT NO.1 TO CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 9, 1998
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                                 AMETEK, INC.
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            (Exact name of registrant as specified in its charter)



         DELAWARE                     1-12981                     14-1682544
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(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation or organization    File Number)             Identification No.)


                      Station Square, Paoli, Pennsylvania            19301
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                   (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code 610-647-2121
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Item 7.    Financial Statements and Exhibits
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        On January 22, 1998, AMETEK, Inc. ("AMETEK") filed its Form 8-K for the acquisition of Rotron Incorporated ("Rotron") from EG&G Holdings, Inc. on January 9, 1998. Financial information required by Item 7(a) and Item 7(b) of Form 8-K were not available at the time of the filing. AMETEK hereby amends Item 7 of its January 9, 1998 Form 8-K as follows: On March 10 1998, AMETEK filed its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission (the "Commission") and, accordingly, the acquisition of Rotron is no longer deemed to be significant under the guidelines established by the Commission in Rule 3-05 of Regulation S-X. As a result, the financial information required by item 7(a) and Item 7(b) of Form 8-K are not applicable to the transaction described above and have, therefore, been excluded from this Report.


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                                 AMETEK, INC.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   AMETEK, INC.
                                             __________________________________
                                                   (Registrant)


                                              /s/ John J. Molinelli
                                          By __________________________________
                                                  John J. Molinelli
                                                  Senior Vice President-Chief
                                                  Financial Officer
                                                 (Principal Financial Officer)


Dated: March 20, 1998


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